EXHIBIT 13(b)

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Cavalier Adaptive Income Fund, Cavalier Fundamental Growth Fund, Cavalier Growth Opportunities Fund, Cavalier Hedged High Income Fund, Cavalier Tactical Economic Fund, and Cavalier Tactical Rotation Fund, each a series of the Starboard Investment Trust (the “Funds”), on Form N-CSR for the period ended November 30, 2019, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Katherine M. Honey, President and Principal Executive Officer of the Fund, does hereby certify, to her knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	February 6, 2020

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

EXHIBIT 13(b)

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Cavalier Adaptive Income Fund, Cavalier Fundamental Growth Fund, Cavalier Growth Opportunities Fund, Cavalier Hedged High Income Fund, Cavalier Tactical Economic Fund, and Cavalier Tactical Rotation Fund, each a series of the Starboard Investment Trust (the “Funds”), each a series of the Starboard Investment Trust on Form N-CSR for the period ended November 30, 2019, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Ashley H. Lanham, Principal Financial Officer of the Fund, does hereby certify, to her knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer and Principal Financial Officer

Date:	February 6, 2020

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.